UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                November 14, 2003
                Date of Report (date of earliest event reported)


                             Commission File Number
                                     1-9812

                                  TENERA, INC.
             (Exact name of registrant as specified in its charter)


                               Delaware 94-3213541
                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)

          1 Maritime Plaza, Suite 750, San Francisco, California 94111
               (Address of principal executive offices) (Zip Code)

                                 (415) 273-2705
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.


     On November 14, 2003, TENERA, Inc. ("the Company") held a Special Meeting of Shareholders pursuant to a notice and proxy statement sent to all shareholders dated October 23, 2003. The following proposals were approved at the Company's Special Meeting:

----------------------------------------------------------------------------------------------------------------
                                                  Votes             Votes                             Broker
                                                   For             Against         Abstained         Non-Votes
----------------------------------------------------------------------------------------------------------------


    Proposal to ratify and approve the
    Complete Liquidation and Dissolution
    of the Company .....................       5,659,986           582,490          9,939                0

----------------------------------------------------------------------------------------------------------------


         The press release announcing the Shareholders' approval of a plan of dissolution is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(b)      Exhibits

                  The following Exhibits are filed as part of this report:

        Exhibit
         No.

99.1 Press Release, dated as of November 20, 2003, entitled "TENERA Announces Shareholders' Approval of Dissolution."



                                                        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            TENERA, Inc.

                                            By:      /s/ Jeffrey R. Hazarian
                                                --------------------------------
                                                         Jeffrey R. Hazarian
                                                         Chief Executive Officer

Date: November 20, 2003

                                  EXHIBIT INDEX



Exhibit No.              Description

        99.1 Press Release, dated as of November 20, 2003, entitled "TENERA Announces Shareholders' Approval of Dissolution."